UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41698	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2025, the Board of Directors (the “Board”) of TechPrecision Corporation (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2016 Equity Incentive Plan, as amended (the “Plan”). The Amendment, which became effective upon its signature by an executive officer, amends the Plan to eliminate the Company’s ability to reprice stock options without obtaining stockholder approval.

The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2025, the Board of the Company approved and adopted the amendment and restatement of the Company’s Amended and Restated By-laws (as further amended and restated, the “Bylaws”), effective on such date. Among other things, the amendments contained in the Bylaws:

•	Implement a majority vote standard in uncontested elections of directors, while retaining a plurality vote standard in contested elections in which the number of director candidates exceeds the number of directors to be elected;

•	Require director nominees who do not receive the majority of votes cast in an uncontested election to submit their resignation to the Board, which the Board will decided whether to accept or reject; and

•	Grant stockholders owning 20% or more of the voting power of the outstanding shares of common stock of the Company entitled to vote the ability, subject to certain requirements set forth in the Bylaws, to request that the Board call a special meeting of stockholders.

The Bylaws also contain conforming, clarifying, and updating changes to supplement the above amendments.

The above description of the Bylaws does not purport to be completed and subject to, and qualified in its entirety by reference to, the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated By-laws of TechPrecision Corporation
10.1*	Second Amendment to TechPrecision Corporation 2016 Equity Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

 *Management contract or compensatory arrangement or plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: August 14, 2025	By:	/s/ Phillip E. Podgorski
	Name:	Phillip E. Podgorski
	Title:	Chief Financial Officer